UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 2, 2026

Ondas Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Lakeview Avenue, Suite 800, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 350-9994

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure included in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 2, 2026, Ondas Inc. (the “Company”) entered into a Unit Purchase Agreement (the “Agreement”), by and among the Company, High Point UAS, LLC, a Delaware limited liability company (“High Point”), Highlander Partners Defense, LLC, a Delaware limited liability company (“Highlander”), DZYNE Management Holdings, LLC, a Delaware limited liability company (“DZYNE Management”), High Flight Corporation, a Delaware corporation (“High Flight,” and collectively with Highlander and DZYNE Management, the “Sellers”), and Highlander Partners Defense, LLC, in its capacity as the Sellers Representative (as defined in the Agreement).

Pursuant to the Agreement, on July 2, 2026 (the “Closing Date”), the Company acquired 100% of the issued and outstanding membership interests of High Point (the “Acquisition”), for an aggregate purchase price of (i) approximately $200 million in cash, including $12,000,000 deposited into an escrow account to serve as collateral for indemnification and payment obligations of the Sellers, (ii) 39,999,998 shares of Company common stock (“Common Stock”), par value $0.0001 per share (the “Immediate Shares”), which were delivered to the Sellers on the Closing Date, and (iii) an additional 44,999,998 shares of Common Stock, which are to be delivered to the Sellers on January 4, 2027 (the “Locked-Up Shares”).  The Agreement contains customary purchase price adjustments. The Agreement also contains customary representations and warranties, covenants, and indemnities that are subject, in some cases, to specified exceptions, qualifications, limitations and thresholds.

Also, on July 2, 2026, the Company entered into a Registration Rights and Lock-Up Agreement, by and among the Company and the Sellers (the “Registration Rights and Lock-Up Agreement”). Pursuant to the Registration Rights and Lock-Up Agreement, the Locked-Up Shares are subject to restrictions on transfer for a period of six (6) months following the Closing Date (the “Initial Lock-Up Period”), during which time the Locked-Up Shares may not be transferred without the Company’s written consent, other than transfers to certain permitted transferees as set forth in the Registration Rights and Lock-Up Agreement. Further, if the average of the thirty (30) Daily VWAPs (as defined in the Registration Rights and Lock-Up Agreement) per share of Common Stock occurring on the thirty (30) consecutive trading day period immediately preceding January 2, 2027 exceeds $20.00 per share (subject to adjustment for any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction), the Initial Lock-Up Period for fifty percent (50%) of the Locked-Up Shares shall be extended for an additional six (6) months.

Pursuant to the Registration Rights and Lock-Up Agreement, the Company agreed to file with the Securities and Exchange Commission prospectus supplements pursuant to Rule 424(b)(7) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), providing for the resale by the Sellers of such issued Immediate Shares and Locked-Up Shares, as applicable, subject to lock-up restrictions described above and the trading limitation described below.

Pursuant to the Registration Rights and Lock-Up Agreement, each Seller shall be subject to daily trading volume limitations, whereby a Seller may not sell, in the aggregate, any shares of Common Stock issued to such Seller pursuant to the Agreement on any Trading Market (as defined in the Registration Rights and Lock-Up Agreement) in any single Scheduled Trading Day (as defined in the Registration Rights and Lock-Up Agreement) to the extent such sales would exceed such Seller’s Incremental Pro Rata Portion (as defined in the Agreement) of ten percent (10%) of the Daily Trading Volume (as defined in the Registration Rights and Lock-Up Agreement) of the Common Stock with respect to such Scheduled Trading Day, provided that, if any Seller is an affiliate of another Seller, such affiliated Sellers may aggregate their respective Incremental Pro Rata Portions, such that the aggregate sales by such affiliated Sellers on a given Scheduled Trading Day may not exceed the aggregate of such Incremental Pro Rata Portions.

The foregoing description of the Acquisition, the Agreement, and the Registration Rights and Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement and the Registration Rights and Lock-Up Agreement, copies of which are attached hereto as Exhibit 2.1 and Exhibit 10.1, respectively, and are incorporated herein by reference.

A copy of the opinion of Snell & Wilmer L.L.P., Nevada counsel for the Company, relating to the legality of the issuance of the Immediate Shares is attached as Exhibit 5.1 hereto.

1

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure included in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference. The issuances of the Immediate Shares and the Locked-Up Shares in Item 2.01 are exempt from the registration requirements of the Securities Act in accordance with Rule 506 of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering.

Item 7.01. Regulation FD Disclosure.

On July 6, 2026, the Company issued a fact sheet regarding the Acquisition. A copy of the fact sheet is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Also on July 6, 2026, the Company released an updated investor presentation. The Company expects to use this updated presentation, either in whole or in part, in connection with presentations to investors, analysts and others. A copy of the presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On July 6, 2026, the Company issued a press release announcing the Acquisition. A copy of the press release is filed as Exhibit 99.3 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(b) Pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(d) Exhibits. The following exhibits are being filed or furnished with this Current Report on Form 8-K.

Exhibit No.	Description
2.1*	Unit Purchase Agreement, dated July 2, 2026, by and among the Company, High Point UAS, LLC, Highlander Partners Defense, LLC, DZYNE Management Holdings, LLC, High Flight Corporation, and Highlander Partners Defense, LLC, in its capacity as the Sellers Representative.
5.1	Opinion of Snell & Wilmer L.L.P. (Nevada Counsel)
10.1	Registration Rights and Lock-Up Agreement, dated July 2, 2026, by and among the Company and the Sellers.
23.1	Consent of Snell & Wilmer L.L.P. (Nevada Counsel) (included in Exhibit 5.1).
99.1	Fact Sheet, dated July 6, 2026.
99.2	Presentation, dated July 6, 2026.
99.3	Press Release, dated July 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and Exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2026	ONDAS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

3